UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2007

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

PART I

Item 8.01 Other Events

This Current Report on Form 8-K is being filed to recast Duke Energy Corporation’s (Duke Energy) previously issued consolidated financial statements as presented in Duke Energy’s Form 10-K for the year ended December 31, 2006 as a result of the following:

•

On January 2, 2007, Duke Energy completed the spin-off of its natural gas businesses (Spectra Energy Corp (Spectra Energy)), including its wholly-owned subsidiary Spectra Energy Capital, LLC (Spectra Energy Capital), formerly Duke Capital LLC), including Duke Energy’s 50% interest in DCP Midstream, LLC (DCP Midstream, formerly Duke Energy Field Services, LLC (DEFS)), to shareholders. As a result of the spin-off, results of operations of the natural gas businesses have been reflected as a component of discontinued operations for all periods presented. Assets and liabilities of entities included in the spin-off of Spectra Energy were transferred from Duke Energy on a historical cost basis on the date of the spin-off transaction. No gain or loss was recognized on the distribution of these operations to Duke Energy shareholders. Approximately $20.5 billion of assets, $14.9 billion of liabilities (which includes approximately $8.6 billion of debt) and $5.6 billion of common stockholders’ equity (which includes approximately $1.0 billion of accumulated other comprehensive income (AOCI)) were distributed from Duke Energy as of the date of the spin-off.

•

In February 2007, International Energy completed the disposition of its assets in Bolivia. Accordingly, the results of operations related to Bolivia have been reflected as a component of discontinued operations for all periods presented.

The rules of the Securities and Exchange Commission (SEC) require the re-issue of Duke Energy’s previously issued financial statements to reflect the subsequent reclassification of operations to discontinued operations if those financial statements are incorporated by reference in subsequent filings made with the SEC under the Securities Act of 1933, as amended. Accordingly, Duke Energy is re-issuing its historical Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for each of the three years in the period ending December 31, 2006 (five years for the purposes of Selected Financial Data). The information in this Form 8-K updates and supersedes Part II, Items 6, 7, 7A and 8 and Exhibit 12, Computation of Ratio of Earnings to Fixed Charges, of Duke Energy’s Form 10-K for the year ended December 31, 2006.

Disclosures regarding estimates of capital expenditures for periods subsequent to 2006 have been updated to reflect changes in the estimates of such amounts subsequent to the filing of Duke Energy’s Form 10-K for the year ended December 31, 2006. See Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Note 1, “Summary of Significant Accounting Policies—Recasting of Previously Issued Financial Statements,” and Note 4, “Regulatory Matters,” to the Consolidated Financial Statements for these updates. Additionally, see Note 1, “Summary of Significant Accounting Policies—Recasting of Previously Issued Financial Statements,” and Note 4, “Regulatory Matters,” to the Consolidated Financial Statements for updates related to Duke Energy Carolinas’ rate case. Otherwise, no attempt has been made in this Form 8-K to modify or update other disclosures as presented in the Form 10-K filing.

Other than as discussed above, this Form 8-K does not affect Duke Energy’s consolidated results of operations as previously presented, and this Form 8-K does not affect the consolidated financial position or cash flows as previously presented. This Form 8-K should be read in conjunction with Duke Energy’s Form 10-K for the year ended December 31, 2006 and Duke Energy’s filings made with the SEC subsequent to the filing of the Form 10-K.

PART I

Item 9.01 Financial Statements And Exhibits.

Exhibit Number
99.1	For the year ended December 31, 2006:
Part II, Item 6: Selected Financial Data
Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 7A: Quantitative and Qualitative Disclosures About Market Risk
Part II, Item 8: Financial Statements and Supplementary Data
Part IV, Exhibits and Financial Statement Schedule, Exhibit No. 12, Computation of Ratio of Earnings to Fixed Charges
99.2	Consent of Independent Registered Public Accounting Firm

PART I

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2007

DUKE ENERGY CORPORATION

By:	/s/ STEVEN K. YOUNG
Steven K. Young Senior Vice President and Controller

PART I

EXHIBIT INDEX

Exhibit Number		Page Number
99.1	For the year ended December 31, 2006:
	Part II, Item 6: Selected Financial Data	1
	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations	3
	Part II, Item 7A: Quantitative and Qualitative Disclosures About Market Risk	43
	Part II, Item 8: Financial Statements and Supplementary Data	44
	Part IV, Exhibits and Financial Statement Schedule, Exhibit No. 12, Computation of Ratio of Earnings to Fixed Charges	153

99.2	Consent of Independent Registered Public Accounting Firm

5